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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 7, 1996, with respect to the special purpose com-bined financial statements of Suzanne Paul Holdings Pty, Limited Group included in Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-06007) and related prospectus of National Media Corporation for the registration of 2,300,000 shares of its common stock.

                                             Ernst & Young

Sydney, Australia July 2, 1996